EXHIBIT 3.4

                                     [LOGO]

                          PROVINCE OF BRITISH COLUMBIA

                                     ------

                                     FORM 20
                                  (SECTION 370)

                                     ------

                                         Certificate of Incorporation No. 235440
                                                                          ------

                                  COMPANIES ACT

                                     ------

                               SPECIAL RESOLUTION

     The following special resolution* was passed by the undermentioned company on the date stated:

Name  of  company                 FORCE  ENERGY  LTD.
                   -----------------------------------------------------------

Date  resolution  passed               June  23,  1981
                          ------------------------------------------------------

Resolution  +


          RESOLVED as a Special Resolution, that the name of the Company be changed from "FORCE ENERGY LTD." to "FORCE RESOURCES LTD." as altered
                                                --------------------
          by a Resolution passed June 23, 1981 as attached hereto, and the Memorandum be altered accordingly.

                                                                RECEIVED
                                                               SEP -8 1981
                                                          REGISTRAR OF COMPANIES


  [FILED  AND  REGISTERED
      June  26/81
      SEP  10  1981
M.A.  Jorre  de  St.  Jorre
 REGISTRAR  OF  COMPANIES]


     Certified  a  true  copy  the  1st  day  of  September,  1981
                                    ---           ---------     --

                                     (Signature)  /S/  KENNETH  ALAN  GRACEY
                                                  --------------------------


                                                  Solicitor
                                      --------------------------------------
                                          (Relationship  to  company)

_________
*  See  section  1  (1)  for  definition  of  "special  resolution".
+  Insert  text  of  special  resolution.


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                          PROVINCE OF BRITISH COLUMBIA

                                  "COMPANY ACT"
                                                                       [ALTERED]
                               ALTERED MEMORANDUM

                        as altered by Special Resolution
                              passed June 23, 1981

                                       OF

                              FORCE RESOURCES LTD.

          I wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.        The  name  of  the  Company is  "FORCE RESOURCES LTD."

2. The authorized capital of the Company consists of Fifty Million (50,000,000) common shares without par value.

3. I agree to take the number, kind and class of shares in the Company set opposite my name.




[FILED  AND  REGISTERED

     SEP  10  1981

M.A. Jorre de St. Jorre
REGISTRAR OF COMPANIES]


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                   FULL NAME(S), ADDRESS(ES) AND OCCUPATION(S)
                                OF SUBSCRIBER(S)
                   -------------------------------------------




                                   /S/  KENNETH  ALAN  GRACEY
                                   --------------------------------------
                                   KENNETH  ALAN  GRACEY
                                   705-1816  Haro  Street
                                   Vancouver,  B.C.
                                   Barrister & Solicitor



--------------------------------------------------------------------------------


     DATED  at                 Vancouver              , British  Columbia,

This  16th  day  of          April                    , 1981.

WITNESS  to  the  above  signatures:               /s/  Holly  Duncan
                                                   -----------------------------
                                                   Holly  Duncan
                                                   #101-4214  Maywood  St.
                                                   Burnaby,  B.C.
                                                   Receptionist/Clerk
                                                   -----------------------------


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                                  SCHEDULE "A"

                                  COMPANY ACT

                                                                       [ALTERED]

                               ALTERED MEMORANDUM

     As altered by special resolution dated May 19, 1994:

1.   The  name  of  the  Company  is  "FORCE  TECHNOLOGIES  INC."

2.   The  authorized  capital  of  the  Company  consists  of  FIFTY  MILLION
     (50,000,000)  Common  shares  without  par  value.


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